UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

GENIE ENERGY LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2012, Genie Energy Ltd. (the “Registrant”) posted an earnings release to the investor relations page of its website (www.genie.com) announcing its results of operations for its for its five-month transition period (August 1, 2011 to December 31, 2011).  A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 8.01  Other Events

The earnings release referenced in Item 2.02 above also discloses the Registrant’s declaration of a dividend.  The earnings release, furnished herewith as Exhibit 99.1, is also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated March 13, 2012, reporting the results of operations for Genie Energy Ltd.’s financial results for its five-month transition period (August 1, 2011 to December 31, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

Dated: March 13, 2012	By:	/s/ Claude Pupkin
Name: Claude Pupkin
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated March 13, 2012, reporting the results of operations for Genie Energy Ltd.’s financial results for its five-month transition period (August 1, 2011 to December 31, 2011).